Asset under development (Notes)	6 Months Ended
Jun. 30, 2014
Assets under development [Abstract]
Assets under development [Text Block]
9.    ASSET UNDER DEVELOPMENT

In May 2014, we entered into key agreements for the conversion of the Hilli to a FLNGV. The primary contract was entered into with Keppel Shipyard Limited ("Keppel"). Following our payment of the initial milestone installment at the end of June 2014, these agreements became fully effective on July 2, 2014. Accordingly, the carrying value of the Hilli of $31.0 million, has been reclassified from "Vessels and equipment, net" to " Assets-under-development".

The total estimated conversion and vessel and site commissioning cost for the Hilli, including contingency, is approximately $1.3 billion. As of June 30, 2014, we have made an initial milestone payment of $165.1 million under the conversion contract. We expect the conversion will require 31 months to complete, followed by mobilization to a project for full commissioning.